Supplement dated May 1, 2013
to the
Heartland International Value Fund
Prospectus
dated October 1, 2012

At a meeting held on April 25, 2013, the Board of Trustees of Trust for Professional Managers (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to one of its series, the Heartland International Value Fund (the “Fund”).  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into a newly created series of Heartland Group, Inc., an open-end registered investment company.  This newly created series will also have the name “Heartland International Value Fund” (the “New Fund”).  The Board of Directors of Heartland Group, Inc. approved the Plan of Reorganization on April 29, 2013.

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders.  If the Plan of Reorganization is approved by Fund shareholders, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on October 1, 2013, Heartland Advisors, Inc., the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course, and will continue to serve as investment adviser for the New Fund after the Reorganization.  The New Fund will be managed pursuant to the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  Heartland Advisors, Inc. has agreed to assume the costs of the Reorganization.  Total Annual Fund Operating Expenses are not expected to increase following the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the close of business on September 27, 2013.  The Fund will be closed to purchases and redemptions on September 30, 2013 to allow for processing of the Reorganization.  Purchase and redemption requests received after the close of business on September 30, 2013 will be treated as purchase and redemption requests for shares of the New Fund.

This supplement also makes the following amendments to disclosures in the Prospectus dated October 1, 2012.

Addition of Portfolio Manager
Mr. Robert C. Sharpe will join Mr. William J. Nasgovitz as a member of the team that will manage the International Value Fund.

Mr. Sharpe has been with Heartland Advisors since April 1, 2013 and currently holds the title of Vice President, Portfolio Manager. Prior to joining Heartland Advisors, Mr. Sharpe was employed by The State Teachers Retirement System of Ohio for nearly 20 years where he held various positions. Most recently, he was the Director, International Equities and Portfolio Manager – International Equities. Previously, he was an Investment Analyst with Capital Research Company.

Change in Fee Waiver

In order to reduce the Total Annual Fund Operating Expenses, effective May 1, 2013, Heartland Advisors, Inc., the investment advisor to the Fund, has agreed pursuant to an operating expense limitation agreement, to increase its waiver of its management fees and/or reimbursement of Fund expenses to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average net assets. Previously, the expense cap was 1.75%.

The following table and related text on Page 2 of the Prospectus will be replaced in their entirety by the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the then-current net asset value of shares redeemed after being held 90 days or less)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	1.59%
Total Annual Fund Operating Expenses	2.69%
Fee Waiver and/or Expense Reimbursement	-1.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.49%
(1)
Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, Heartland Advisors, Inc. (the “Advisor”), and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets (the “Expense Cap”), through at least May 1, 2014.  The operating expense limitation agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, subject to the Expense Cap.

Example.  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through May 1, 2014.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$610	$1,213	$2,846

2

The following table and text on Page 11 of the Prospectus will be replaced in their entirety by the following:

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets through at least May 1, 2014, and subject to annual re-approval of the agreement by the Board of Trustees, thereafter.  Any waiver of management fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years, if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund’s expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement with your Prospectus

3

Supplement dated May 1, 2013
to the
Heartland International Value Fund
Statement of Additional Information
dated October 1, 2012

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated October 1, 2012.

Addition of Portfolio Manager
Mr. Robert C. Sharpe will join Mr. William J. Nasgovitz as a member of the team that will manage the International Value Fund.

As of April 30, 2013, Mr. Sharpe did not own any shares of the Fund. Mr. Sharpe did not manage any registered investment company, pooled investment vehicle, or other account as of April 30, 2013.

Please retain this supplement with your Statement of Additional Information